MASSACHUSETTS FINANCIAL SERVICES COMPANY
             500 BOYLSTON STREET o BOSTON o MASSACHUSETTS 02116-3741
                                 617 o 954-5000





                                        November 26, 2003



VIA EDGAR
Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, DC  20549

     Re: MFS(R)Series Trust I (File Nos. 33-7638 and 811-4777), on Behalf of MFS(R)New Discovery Fund ("NDF"), MFS(R) Research International Fund ("RIF"), MFS(R)Strategic Growth Fund ("AGF") and MFS(R)Value Fund ("EIF")

Ladies and Gentlemen:

     This letter serves as notification of the existence of a Spanish language version of Supplements dated November 3, 2003 to the current Prospectus of the above-named funds. These Supplements were filed electronically with the Securities and Exchange Commission on November 4, 2003, pursuant to Rule 497(e) under the Securities Act of 1933. The EDGAR Accession Numbers are as follows:

         NDF     -  0000912938-03-000464
         RIF     -  0000912938-03-000465
         AGF     -  0000912938-03-000466
         EIF     -  0000912938-03-000467

     Pursuant to Rule 306(a) of Regulation S-T, I hereby represent, to the best of my knowledge, that the Supplements filed as described above is a fair and accurate English translation of the corresponding foreign language document.

     Please call the undersigned at (617) 954-5182 or (800) 343-2829 with any questions you may have.

                                        Very truly yours,


                                        JAMES R. BORDEWICK, JR.
                                        James R. Bordewick, Jr.
                                        Assistant Secretary and Assistant
                                        Clerk of the Trust